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TRANSAMERICA PARTNERS FUNDS GROUP II

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TRANSAMERICA PARTNERS MID GROWTH PORTFOLIO

TRANSAMERICA PARTNERS SMALL CORE PORTFOLIO

series of Transamerica Partners Portfolios

TRANSAMERICA PARTNERS MID GROWTH

TRANSAMERICA PARTNERS SMALL CORE

series of Transamerica Partners Funds Group

TRANSAMERICA PARTNERS INSTITUTIONAL MID GROWTH

TRANSAMERICA PARTNERS INSTITUTIONAL SMALL CORE

series of Transamerica Partners Funds Group II

570 Carillon Parkway

St. Petersburg, Florida 33716

Telephone: 1-888-233-4339

September 20, 2013

This joint information statement (the “Joint Information Statement”) is being furnished to investors of Transamerica Partners Small Core Portfolio (the “Small Core Portfolio”) and Transamerica Partners Mid Growth Portfolio (the “Mid Growth Portfolio) (each, a “Portfolio” and together, the “Portfolios”), each Portfolio is a series of Transamerica Partners Portfolio, a registered investment company organized as a New York trust (“TPP” or the “Trust”). The Portfolios are each a master fund in a master/feeder mutual fund structure. A number of feeder funds, including Transamerica Partners Mid Growth, Transamerica Partners Small Core, Transamerica Partners Institutional Mid Growth and Transamerica Partners Institutional Small Core, invest their assets in the similarly named Portfolio. The Portfolios, in turn, invest directly in securities. The Mid Growth Portfolio is the underlying mutual fund in which all of the assets of Transamerica Partners Mid Growth and Transamerica Partners Institutional Mid Growth are invested. The Small Core Portfolio is the underlying mutual fund in which all of the assets of Transamerica Partners Small Core and Transamerica Partners Institutional Small Core are invested.

This Joint Information Statement provides information regarding the approval by the Portfolios’ Board of Trustees (the “Board,” Board Members” or “Trustees”) of new sub-advisory agreements on behalf of the Portfolios. The Mid Growth Portfolio is sub-advised by Quantum Capital Management (“Quantum”) pursuant to an agreement between Transamerica Asset Management, Inc. (“TAM” or the “Adviser”) and Quantum (the “Quantum Sub-Advisory Agreement”). The Small Core Portfolio is sub-advised by Systematic Financial Management, LP (“Systematic”) pursuant to an agreement between TAM and Systematic (the “Systematic Sub-Advisory Agreement”). Copies of the Quantum Sub-Advisory Agreement and the Systematic Sub-Advisory Agreement are attached hereto as Exhibit A and Exhibit B, respectively.

Quantum and Systematic took over day-to-day management of the Mid Growth Portfolio and the Small Core Portfolio, respectively, on June 28, 2013. Prior to June 28, 2013, Columbus Circle Investors (“Columbus Circle”) served as sub-adviser to the Mid Growth Portfolio, and Fort Washington Investment Advisers, Inc. (“Fort Washington”), Wellington Management Company (“Wellington”), and Invesco Advisers, Inc. (“Invesco”) served as sub-advisers to the Small Core Portfolio. As discussed in the Prospectus and Statement of Additional Information supplement dated April 30, 2013, and the Summary Prospectus dated June 28, 2013, the Portfolios’ investment objectives, risks, and principal investment strategies also changed. Additionally, for the Small Core Portfolio, an additional breakpoint was added to TAM’s management contract, which has the potential to lower advisory fees should the Portfolio’s assets reach certain levels. TAM continues to serve as the Portfolios’ investment adviser.

This Information Statement is provided in lieu of a proxy statement to shareholders of record of the Portfolios as of September 20, 2013 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval. Pursuant to the Order, however, the Portfolios are required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Joint Information Statement is being mailed on or about September 20, 2013. Each Portfolio will bear the costs associated with preparing and distributing this Joint Information Statement and the Notice of Internet Availability of the Joint Information Statement to shareholders.

The annual report of the Portfolios is sent to shareholders of record following each Portfolio’s fiscal year end. Each Portfolio’s fiscal year end is December 31. Each Portfolio will furnish, without charge, a copy of its respective annual and semi-annual reports to a shareholder upon request. Such requests should be directed to the Portfolios by calling toll free 1-888-233-4339. Copies of the annual and semi-annual reports of the Portfolios also are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability may be delivered to two or more investors who share an address, unless the Portfolios have received instructions to the contrary. Please contact the Portfolios at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Joint Information Statement will be available on the Portfolios’ website at http://www.transamericapartners.com/Pdf/Transamerica-Partners-Combined-Information-Statement-September-2013.pdf until at least December 20, 2013. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Portfolios at 1-888-233-4339.

TRANSAMERICA PARTNERS MID GROWTH PORTFOLIO

a series of Transamerica Partners Portfolios

JOINT INFORMATION STATEMENT

On April 11, 2013, the Board approved, at the Adviser’s recommendation, a new sub-advisory agreement with Quantum for the Mid Growth Portfolio, as described below. Quantum took over day-to-day management of the Portfolio on June 28, 2013. As discussed in the Prospectus and Statement of Additional Information supplement dated April 30, 2013, and the Summary Prospectus dated June 28, 2013, the Portfolio’s investment objective, risks, and principal investment strategies also changed.

This Joint Information Statement describes Quantum and the terms of the Quantum Sub-Advisory Agreement.

THE PORTFOLIO AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 570 Carillon Parkway, St. Petersburg, FL 33716, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), dated November 1, 2007, as amended from time to time, which was approved by the Board, including a majority of the Independent Trustees, on June 13, 2013. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. AUSA is wholly owned by Aegon USA, LLC (“Ageon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolio consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current registration statement, and (iii) reviews the sub-adviser’s continued performance. The Advisory Agreement was last approved by the Board on June 13, 2013.

No officer or Trustee of the Portfolio is a director, officer or employee of Quantum. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in Quantum or any other person controlling, controlled by or under common control with the Quantum. Since the Record Date, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Quantum or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

Prior to June 28, 2013, Columbus Circle (the “Prior Sub-Adviser”) served as sub-adviser to the Portfolio. Columbus Circle is located One Station Place, Stamford, CT 06902.

The Prior Sub-Adviser provided sub-advisory services to the Portfolio pursuant to an Investment Sub-Advisory Agreement between TAM and the Columbus Circle (the “Columbus Circle Sub-Advisory Agreement”). As sub-adviser to the Portfolio, the Columbus Circle was responsible for managing the assets of the Portfolio in a manner consistent with the terms of the Columbus Circle Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolio. The sub-advisory agreement between the Portfolio and Columbus Circle was dated January 3, 2005, as amended, and was last approved by the Board, including a majority of the Independent Trustees, on June 13-14, 2012.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by the Adviser to Quantum under the Quantum Sub-Advisory Agreement and the sub-advisory fees paid by the Adviser to Columbus Circle under the Columbus Circle Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the Quantum Sub-Advisory Agreement was approved by the Board on April 11, 2013, and was effective as of June 28, 2013. The Quantum Sub-Advisory Agreement has an initial term of two years from the effective date. Thereafter, continuance of the Quantum Sub-Advisory Agreement shall be subject to the specific approval, at least annually, of a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by a majority of the Board who are not interested persons (the “Independent Trustees”), at a meeting called for the purpose of voting on such approval.

The terms of the Prior Sub-Advisory Agreement and those of the Quantum Sub-Advisory Agreement are substantially similar. Under the Quantum Sub-Advisory Agreement, the sub-advisory fee rates payable by the Adviser to Quantum have remained the same. A description of the sub-advisory fee rates appears below under the caption “Sub-Advisory Fees.”

Under the terms of the Quantum Sub-Advisory Agreement, like the Columbus Circle Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, Quantum shall regularly provide the Portfolio with respect to such portion of the Portfolio’s assets as shall be allocated to Quantum by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectuses and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to Quantum.

The Quantum Sub-Advisory Agreement provides that Quantum may place orders for the purchase and sale of portfolio securities with such broker-dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to Quantum, or to any other fund or account over which Quantum or its affiliates exercise investment discretion. The Quantum Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, Quantum may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Quantum has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or Quantum’s overall responsibilities with respect to the Portfolio and to other funds and clients for which Quantum exercises investment discretion. The Columbus Circle Sub-Advisory Agreement contained similar provisions.

The Quantum Sub-Advisory Agreement: (i) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon written notice to Quantum, without the payment of any penalty; (iii) may be terminated by Quantum upon 90 days’ written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) and shall not be assignable by TAM without the consent of Quantum. The Columbus Circle Sub-Advisory Agreement contained similar provisions.

As compensation for the services performed by Quantum under the Quantum Sub-Advisory Agreement, TAM shall pay Quantum out of the advisory fee it receives with respect to the Portfolio, as promptly as possible after the last day of each month, a fee, computed daily as a percentage of average daily net assets on an annual basis. As outlined below under “Sub-Advisory Fees,” the compensation Quantum will receive from TAM under the Quantum Sub-Advisory Agreement is lower at certain asset levels than that received by Columbus Circle under the Columbus Circle Sub-Advisory Agreement

The Quantum Sub-Advisory Agreement, like the Columbus Circle Sub-Advisory Agreement, requires that Quantum, at its expense, supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by any of them and reasonably available to Quantum relating to the services provided pursuant to the Quantum Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

The Quantum Sub-Advisory Agreement states that Quantum shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that Quantum is not protected against any liability to the Adviser or the Portfolio to which Quantum would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Quantum Sub-Advisory Agreement. The Columbus Circle Sub-Advisory Agreement instead subjected Columbus Circle to liability for matters arising out of negligence, malfeasance or violation of applicable law.

The Quantum Sub-Advisory Agreement provides that unless the Adviser advises Quantum in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party, Quantum shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with that Quantum’s proxy voting policies and procedures without consultation with the Adviser or the Portfolio. Quantum agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The Columbus Circle Sub-Advisory Agreement contained similar provisions.

Investors should refer to Exhibit A attached hereto for the complete terms of the Quantum Sub-Advisory Agreement. The summary of the Quantum Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the Quantum Sub-Advisory Agreement as set forth in Exhibit A.

TAM ADVISORY FEES

Under the Advisory Agreement, the Portfolio pays the Adviser on an annual basis an advisory fee of 0.72% based on the Portfolio’s average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

SUB-ADVISORY FEES

Under the Quantum Sub-Advisory Agreement, the Adviser (not the Portfolio) pays Quantum the following sub-advisory fees for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.375% of the first $500 million;

0.35% over $500 million up to $1 billion; and

0.335% in excess of $1 billion.

Under the Columbus Circle Sub-Advisory Agreement, the Adviser (not the Portfolio) paid Columbus Circle the following sub-advisory fees for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.40% of the first $135 million; and

0.35% in excess of $135 million.

The following table shows the management fees paid to TAM and Sub-Advisory fees paid by TAM to Columbus Circle for the fiscal year ended December 31, 2012.

Advisory Fees (after waivers/expense reimbursements)	Advisory Fees Waived/Expenses Reimbursed	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
$1,366,800	$18,588	$735,018

INFORMATION REGARDING THE SUB-ADVISER

Quantum had approximately $425 billion in total assets under management as of December 31, 2012. Quantum has been a registered investment adviser since October 1996. Quantum’s principal business address is 770 Tamalpais Drive, Suite 204, Corte Madera, CA 94925.

Portfolio Managers

Name	Role	Employer	Positions Over Past Five Years
Howard Aschwald, CFA	Portfolio Manager	Quantum Capital Management	Portfolio Manager of the fund since 2013; Co- Founder, Chief Investment Officer & Director of Research with Quantum Capital Management since 1996

Management and Governance

Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of Quantum as of 2013. The principal address of each individual as it relates to his or her duties at Quantum is the same as that of Quantum.

Name	Position with Quantum
Peter Sinatra	Managing Partner
Howard Aschwald, CFA	Chief Investment Officer
Stephen Bradley, Jr.	Chief Operating Officer

Management Activities. As of June 30, 2013, Quantum acted as investment adviser or sub-adviser for 1 registered investment company with investment objectives similar to those of the Portfolio.

Comparable Fund for which Quantum serves as Sub-Adviser	Assets Managed by Quantum	Sub-Adviser Fee Paid to Quantum
Fred Alger Mid Cap Growth	$590 MM	Tiered Scheduled, 38 bps

EVALUATION BY THE BOARD

At a meeting of the Boards held on April 11, 2013, the Board considered the termination of Columbus Circle as sub-adviser to the Portfolio, and the approval of a new investment sub-advisory agreement between TAM and Quantum for the Portfolio.

Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between TAM and Quantum with respect to the Portfolio are reasonable and that the termination of Columbus Circle as sub-adviser to the Transamerica Partners Mid Growth Portfolio and approval of the Quantum Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the Quantum Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with Columbus Circle.

To assist the Board Members in their consideration of the Quantum Sub-Advisory Agreement, the Board Members received in advance of the Meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board that the appointment of Quantum is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)

that Quantum is a boutique asset management firm and that Quantum has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services;

(c)	the proposed responsibilities of Quantum for the Portfolio and the services expected to be provided by it;

(d)	the fact that the sub-advisory fee payable to Quantum would be paid by TAM and not the Portfolio;

(e)	that the advisory fee rate paid by the Portfolio to TAM would not increase, and that the sub-advisory fee to be paid by TAM to Quantum is reasonable in light of the services to be provided; and

(f)	that TAM recommended to the Board that Quantum be appointed as sub-adviser to the Portfolio based on its desire to engage an investment sub-adviser with a proven track record.

A discussion followed that included additional consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Quantum under the Quantum Sub-Advisory Agreement, the Board considered, among other things, information and assurances provided by TAM and Quantum as to the operations, facilities, organization and personnel of Quantum, the anticipated ability of Quantum to perform its duties under the Quantum Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Portfolio. The Board considered the proposed changes to the Portfolio’s investment objective and principal investment strategies. The Board considered that TAM has advised the Board that the appointment of Quantum is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services. The Board considered that Quantum is an experienced and respected asset management firm and that TAM believes that Quantum has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that Quantum can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that Quantum’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board considered Quantum’s performance, investment management experience, capabilities and resources. The Board reviewed the performance of the Portfolio as compared to the composite performance of the strategy to be followed by Quantum, which compared favorably to that of the Portfolio, its benchmark and its peer group for the 1-, 3- and 5-year periods (annualized) ended December 31, 2012. The Board Members further noted that TAM believes that the appointment of Quantum could benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the Quantum Sub-Advisory Agreement would actually have on the future performance of the Portfolio.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by Quantum, the Board concluded that Quantum is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability. The Board considered the proposed sub-advisory fee rate under the Quantum Sub-Advisory Agreement, including a reduction in advisory fee rate paid to the sub-advisor from implementation of the Quantum Sub-Advisory Agreement. The Board noted that the advisory fee rate payable by the Portfolio would remain the same and any breakpoints reached by the sub-adviser would not be realized by the Portfolio and its shareholders. The Board also noted that the Portfolio does not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by Quantum under the Quantum Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to Quantum’s costs and profitability in providing services to the Portfolio, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and Quantum. As a result, the Board did not consider Quantum’s anticipated profitability as material to its decision to approve the Quantum Sub-Advisory Agreement.

Economies of Scale. The Board considered the sub-advisory fee schedule and the existence of breakpoints. The Board considered that TAM also believes that the appointment of Quantum as sub-adviser has the potential to attract additional assets because of Quantum’s asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM, and fees payable by TAM to Quantum, in the future.

Fall-Out Benefits. The Board considered any other benefits to be derived by Quantum from its relationship with the Portfolio. The Board noted that TAM would not realize soft dollar benefits from its relationship with Quantum, and that Quantum may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the Quantum Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders and voted to approve the Quantum Sub-Advisory Agreement.

BROKERAGE INFORMATION

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2012.

ADDITIONAL INFORMATION

TAM, the Trust’s investment adviser, and Transamerica Fund Services, Inc., the Trust’s transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Trust’s principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

As of August 30, 2013, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of August 30, 2013, the following persons owned of record 5% or more of the outstanding interests in the Portfolio:

Mid Growth Investor Class

Name of Investor	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Intermediate Horizon Strategic Allocation Fund 570 Carillon Parkway St Petersburg, FL 33716	$ 7,481,359.41 (Direct)	13.03%
Intermediate/Long Horizon Strategic Allocation Fund 570 Carillon Parkway St Petersburg, FL 33716	$ 6,898,861.32 (Direct)	12.02%
Long Horizon Strategic Allocation Fund 570 Carillon Parkway St Petersburg, FL 33716	$ 5,828,432.08 (Direct)	10.15%
HARTZELL PROPELLER, INC. ONE PROPELLER LANE PIQUA, OH 45356-2655	$ 3,712,768.96 (Direct)	6.47%
NEA BAPTIST CLINIC 1835 GRANT AVE. PO BOX 1960 JONESBORO, AR 72401-6155	$ 3,010,485.55 (Direct)	5.24%
DIVERSIFIED INVESTMENT ADVISORS 440 Mamaroneck Avenue Harrison, NY 10528	$ 2,917,413.43 (Direct)	5.08%

Mid Growth Institutional Class

Name of Investor	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Intermediate Horizon Strategic Allocation Fund 570 Carillon Parkway St Petersburg, FL 33716	$ 5,088,324.73 (Direct)	12.91%
INTEGRA TELECOM, INC. 1201 NE LLOYD BOULEVARD, SUITE 500 PORTLAND, OR 97232	$ 4,599,172.44 (Direct)	11.67%
Intermediate/Long Horizon Strategic Allocation Fund 570 Carillon Parkway St Petersburg, FL 33716	$ 4,213,701.60 (Direct)	10.69%
DONALD J. FAGER & ASSOCIATES, INC. 90 MERRICK AVENUE EAST MEADOW, NY 11554	$ 3,599,565.01 (Direct)	9.13%
PREVEA CLINIC, INC. 2710 EXECUTIVE DRIVE GREEN BAY, WI 54303	$ 2,377,809.63 (Direct)	6.03%
Long Horizon Strategic Allocation Fund 570 Carillon Parkway St Petersburg, FL 33716	$ 2,338,588.19 (Direct)	5.93%

Any shareholder who holds beneficially 25% or more of the Portfolio may be deemed to control the Portfolio until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any shareholder controlling the Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Portfolio without the consent or approval of other shareholders. As of August 30, 2013, the following persons held beneficially 25% or more of the Portfolio.

Name & Address	Portfolio Name	Percentage of Portfolio
Mid Growth Mutual Fund 570 Carillon Parkway St. Petersburg, FL 33716	$57,462,012 (Direct)	34.27%

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

Dennis P. Gallagher
Vice President, General Counsel and Secretary

September 20, 2013

TRANSAMERICA PARTNERS SMALL CORE PORTFOLIO

a series of Transamerica Partners Portfolios

JOINT INFORMATION STATEMENT

On April 11, 2013, the Board approved, at the Adviser’s recommendation, a new sub-advisory agreement with Systematic for the Small Core Portfolio, as described below. Systematic took over day-to-day management of the Portfolio on June 28, 2013. As discussed in the Prospectus and Statement of Additional Information supplement dated April 30, 2013, and the Summary Prospectus dated June 28, 2013, the Portfolio’s investment objective and principal investment strategies also changed. The Portfolio’s advisory fees remained the same or may be lower due to the Board’s adoption of an additional breakpoint to TAM’s management contract, which has the potential to lower advisory fees should Portfolio assets reach certain levels.

This Joint Information Statement describes Systematic and the terms of the Systematic Sub-Advisory Agreement.

THE PORTFOLIO AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 570 Carillon Parkway, St. Petersburg, FL 33716, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), dated November 1, 2007, as amended from time to time, which was approved by the Board, including a majority of the Independent Trustees, on June 13, 2013. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. AUSA is wholly owned by Aegon USA, LLC (“Ageon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolio consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current registration statement, and (iii) reviews the sub-adviser’s continued performance. The Advisory Agreement was last approved by the Board on June 13, 2013.

No officer or Trustee of the Portfolio is a director, officer or employee of Systematic. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in Systematic or any other person controlling, controlled by or under common control with Systematic. Since the Record Date, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Systematic or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

Prior to June 28, 2013, Fort Washington, Wellington, and Invesco (the “Prior Sub-Advisers”) served as sub-advisers to the Portfolio. Fort Washington is located at 303 Broadway, Suite 1200, Cincinnati, OH 45202, Wellington is located at 280 Congress Street, Boston, MA 02110, and Invesco is located at 1555 Peachtree St. NE, Atlanta, GA 30309.

Each of the Prior Sub-Advisers provided sub-advisory services to the Portfolio pursuant to Investment Sub-Advisory Agreements between TAM and each Prior Sub-Adviser (the “Prior Sub-Advisory Agreements”). As sub-advisers to the Portfolio, each of Fort Washington, Wellington and Invesco was responsible for managing the assets of the Portfolio in a manner consistent with the terms of their respective Prior Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolio. The Prior Sub-Advisory Agreement between the Portfolio and Fort Washington was dated July 7, 2008, as amended and restated on August 20, 2008, and was last approved by the Board, including a majority of the Independent Trustees, on June 13-14, 2012; the Prior Sub-Advisory Agreement between the Portfolio and Wellington was dated April 2, 2002, as amended, and was last approved by the Board, including a majority of the Independent Trustees, on June 13-14, 2012; and the Prior Sub-Advisory Agreement between the Portfolio and Invesco was dated August 1, 2001, as amended and was last approved by the Board, including a majority of the Independent Trustees, on June 13-14, 2012.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by the Adviser to Systematic under the Systematic Sub-Advisory Agreement and the sub-advisory fees paid by the Adviser to each Prior Sub-Adviser under their respective Prior Sub-Advisory Agreements appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the Systematic Sub-Advisory Agreement was approved by the Board on April 11, 2013, and was effective as of June 28, 2013. The Systematic Sub-Advisory Agreement has an initial term of two years from the effective date. Thereafter, continuance of the Systematic Sub-Advisory Agreement shall be subject to the specific approval, at least annually, of a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by a majority of the Board who are not interested persons (the “Independent Trustees”), at a meeting called for the purpose of voting on such approval.

The terms of each Prior Sub-Advisory Agreement and those of the Systematic Sub-Advisory Agreement are substantially similar. Under the Systematic Sub-Advisory Agreement, the sub-advisory fee rates payable by the Adviser to the Sub-Adviser are in line with the prior sub-advisory agreements. A description of the sub-advisory fee rates appears below under the caption “Sub-Advisory Fees.”

Under the terms of the Systematic Sub-Advisory Agreement, similar to each of the Prior Sub-Advisory Agreements, subject to the supervision of the Trust’s Board and TAM, Systematic shall regularly provide the Portfolio with respect to such portion of the Portfolio’s assets as shall be allocated to Systematic by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectuses and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to Systematic.

The Systematic Sub-Advisory Agreement provides that Systematic may place orders for the purchase and sale of portfolio securities with such broker-dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to Systematic, or to any other fund or account over which Systematic or its affiliates exercise investment discretion. The Systematic Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, Systematic may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Systematic has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or Systematic’s overall responsibilities with respect to the Portfolio and to other funds and clients for which Systematic exercises investment discretion. The Prior Sub-Advisory Agreements contained similar provisions.

The Systematic Sub-Advisory Agreement: (i) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon written notice to Systematic, without the payment of any penalty; (iii) may be terminated by Systematic upon 90 days’ written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) and shall not be assignable by TAM without the consent of the Systematic. The Prior Sub-Advisory Agreements contained similar provisions.

As compensation for the services performed by Systematic under the Systematic Sub-Advisory Agreement, TAM shall pay Systematic out of the advisory fee it receives with respect to the Portfolio, as promptly as possible after the last day of each month, a fee, computed daily as a percentage of average daily net assets on an annual basis. As outlined below under “Sub-Advisory Fees,” the compensation Systematic will receive from TAM under the Systematic Sub-Advisory Agreement is lower than that received by Fort Washington and Wellington under each of their respective Prior Sub-Advisory Agreements.

The Systematic Sub-Advisory Agreement, like each of the Prior Sub-Advisory Agreements, requires that Systematic, at its expense, supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by any of them and reasonably available to Systematic relating to the services provided pursuant to the Systematic Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

The Systematic Sub-Advisory Agreement states that Systematic shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that Systematic is not protected against any liability to the Adviser or the Portfolio to which Systematic would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Systematic Sub-Advisory Agreement. The Prior Sub-Advisory Agreements contained similar provisions.

The Systematic Sub-Advisory Agreement provides that unless the Adviser advises Systematic in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party, Systematic shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with Systematic’s proxy voting policies and procedures without consultation with the Adviser or the Portfolio. Systematic agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The Prior Sub-Advisory Agreements contained similar provisions.

Investors should refer to Exhibit B attached hereto for the complete terms of the Systematic Sub-Advisory Agreement. The summary of the Systematic Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the Systematic Sub-Advisory Agreement as set forth in Exhibit B.

TAM ADVISORY FEES

Under the Advisory Agreement, the Portfolio pays the Adviser on an annual basis the following advisory fee based on the Portfolio’s average daily net assets:

0.80% of the first $300 million; and

0.77% in excess of $300 million.

Prior to June 28, 2013, the Portfolio paid the Adviser a flat rate of 0.80% of the Portfolio’s average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

SUB-ADVISORY FEES

Under the Systematic Sub-Advisory Agreement, the Adviser (not the Portfolio) pays Systematic the following sub-advisory fees for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.425% of the first $50 million;

0.375% over $50 million up to $200 million; and

0.35% in excess of $200 million.

Under the Fort Washington Sub-Advisory Agreement, the Adviser (not the Portfolio) paid Fort Washington the following sub-advisory fees for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.55% of the first $100 million;

0.50% over $100 million up to $200 million; and

0.45% in excess of $200 million.

Under the Wellington Sub-Advisory Agreement, the Adviser (not the Portfolio) paid Wellington the following sub-advisory fees for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.50% of the Portfolio’s average daily net assets.

Under the Invesco Sub-Advisory Agreement, the Adviser (not the Portfolio) paid Invesco the following sub-advisory fees for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.55% of the first $100 million;

0.45% over $100 million up to $200 million;

0.30% over $200 million up to $300 million; and

0.20% in excess of $300 million.

The following table shows the management fees paid to TAM and Sub-Advisory fees paid by TAM to the Prior Sub-Advisers for the fiscal year ended December 31, 2012.

Advisory Fees (after waivers/expense reimbursements)	Advisory Fees Waived/Expenses Reimbursed	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
$ 2,403,082	$0	$ 1,472,711

INFORMATION REGARDING THE SUB-ADVISER

Systematic had approximately $11.8 billion in total assets under management as of December 31, 2012. Systematic has been a registered investment adviser since 1982. Systematic’s principal business address is 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666.

Portfolio Managers

Name	Role	Employer	Positions Over Past Five Years
Eoin E. Middaugh, CFA	Lead Portfolio Manager	Systematic Financial Management, L.P.	Portfolio Manager of the fund since 2013; Employed by Systematic Financial Management, L.P. since 2002; Portfolio Manager since 2006; Managing Partner since 2010
D. Kevin McCreesh, CFA	Portfolio Manager	Systematic Financial Management, L.P.	Portfolio Manager of the fund since 2013; Managing Partner of Systematic Financial Management, L.P. since 1996

Management and Governance

Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of Systematic as of June 30, 2013. The principal address of each individual as it relates to his or her duties at Systematic is the same as that of Systematic.

Name	Position with Systematic
Ronald M. Mushock	Portfolio Manager and Managing Partner
Karen E. Kohler	Chief Operating Officer, Chief Compliance Officer and Managing Partner
D. Kevin McCreesh	Chief Investment Officer, Portfolio Manager and Managing Partner
Kenneth Burgess	Portfolio Manager and Managing Partner
Gregory B. Wood	Head Trader and Managing Partner
Eoin E. Middaugh	Portfolio Manager and Managing Partner
Joseph Sharma	Portfolio Manager and Partner
Aman Patel	Assistant Portfolio Manager and Partner
Roger Chang	Vice President, Senior Equity Trader and Partner
James V. Wallerius	Senior Vice President Marketing & Client Service and Partner

Management Activities. As of June 30, 2013, Systematic does not act as investment adviser or sub-adviser for any other registered investment companies with investment objectives similar to those of the portfolio.

EVALUATION BY THE BOARD

At a meeting of the Board held on April 11, 2013, the Board considered the termination of Fort Washington, Wellington and Invesco as sub-advisers to the Portfolio, and the approval of a new investment sub-advisory agreement between TAM and Systematic for the Portfolio.

Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between TAM and Systematic with respect to the Portfolio are reasonable and that the termination of Fort Washington, Wellington and Invesco as sub-advisers to the Transamerica Partners Small Core Portfolio and approval of the Systematic Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the Systematic Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreements with Fort Washington, Wellington and Invesco.

To assist the Board Members in their consideration of the Systematic Sub-Advisory Agreement, the Board Members received in advance of the Meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board that the appointment of Systematic is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)

that Systematic is an experienced and respected asset management firm and that Systematic has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that Systematic provides to other Transamerica funds;

(c)	the proposed responsibilities of Systematic for the Portfolio and the services expected to be provided by it;

(d)	the fact that the sub-advisory fee payable to Systematic would be paid by TAM and not the Portfolio;

(e)	that the advisory fee rate paid by the Portfolio to TAM would not increase, and that the sub-advisory fee to be paid by TAM to Systematic is reasonable in light of the services to be provided; and

(f)	that TAM recommended to the Board that Systematic be appointed as sub-adviser to the Portfolio based on its desire to engage an investment sub-adviser with a proven track record.

A discussion followed that included additional consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Systematic under the Systematic Sub-Advisory Agreement, the Board considered, among other things, information and assurances provided by TAM and Systematic as to the operations, facilities, organization and personnel of Systematic, the anticipated ability of Systematic to perform its duties under the Systematic Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Portfolio. The Board considered the proposed changes to the Portfolio’s investment objective and principal investment strategies. The Board considered that TAM has advised the Board that the appointment of Systematic is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services. The Board considered that Systematic is an experienced and respected asset management firm and that TAM believes that Systematic has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services that Systematic provides to other Transamerica funds.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that Systematic can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that Systematic’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board considered Systematic’s performance, investment management experience, capabilities and resources, including with respect to the other Transamerica fund that it sub-advises. The Board reviewed the performance of the Portfolio as compared to the composite performance of the strategy to be followed by Systematic, which compared favorably to that of the Portfolio and its peer group for the 1-, 3- and 5- year periods (annualized) ended December 31, 2012. The Board Members further noted that TAM believes that the appointment of Systematic could benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the Systematic Sub-Advisory Agreement would actually have on the future performance of the Portfolio.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by Systematic, the Board concluded that Systematic is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability. The Board considered the proposed sub-advisory fee rate under the Systematic Sub-Advisory Agreement, including the change in the amount of the Portfolio’s advisory fee retained by TAM following payment of the sub-advisory fee that would result at certain asset levels from implementation of the Systematic Sub-Advisory Agreement. The Board noted that the advisory fee rate payable by the Portfolio would also be reduced at certain asset levels in connection with the sub-adviser change, which would benefit the Portfolio and its shareholders. The Board also noted that the Portfolio does not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by Systematic under the Systematic Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to Systematic’s costs and profitability in providing services to the Portfolio, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and Systematic. As a result, the Board did not consider Systematic’s anticipated profitability as material to its decision to approve the Systematic Sub-Advisory Agreement.

Economies of Scale. The Board considered the sub-advisory fee schedule and the existence of breakpoints, noting that an additional breakpoint would be added to the Portfolio’s advisory fee schedule in connection with the sub-adviser change. The Board also considered that the sub-advisory fees would be based on the aggregate assets of the Portfolio and another fund sub-advised by Systematic. The Board considered that TAM also believes that the appointment of Systematic as sub-adviser has the potential to attract additional assets because of Systematic’s asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to Systematic, in the future.

Fall-Out Benefits. The Board considered any other benefits to be derived by Systematic from its relationship with the Portfolio. The Board noted that TAM would not realize soft dollar benefits from its relationship with Systematic, and that Systematic may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the Systematic Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders and voted to approve the Systematic Sub-Advisory Agreement.

BROKERAGE INFORMATION

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2012.

ADDITIONAL INFORMATION

TAM, the Trust’s investment adviser, and Transamerica Fund Services, Inc., the Trust’s transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Trust’s principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

As of August 30, 2013, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of August 30, 2013, the following persons owned of record 5% or more of the outstanding interests in the Portfolio:

Small Core Investor Class

Name of Investor	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
DIVERSIFIED INVESTMENT ADVISORS 440 Mamaroneck Avenue Harrison, NY 10528	$ 11,703,608.29 (Direct)	14.86%
OPEN SOCIETY INSTITUTE 400 WEST 59TH STREET NEW YORK, NY 10019	$ 4,965,394.01 (Direct)	6.31%

Small Core Institutional Class

Name of Investor	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
ARKANSAS CHILDRENS HOSPITAL 1 CHILDREN’S WAY, SLOT 600 LITTLE ROCK, AR 72202	$ 8,992,106.67 (Direct)	26.46%
ST. MICHAEL’S MEDICAL CENTER, INC. 1160 RAYMOND BLVD., 10TH FL. NEWARK, NJ 07102	$ 3,453,588.32 (Direct)	10.16%
PEPPERMILL CASINOS, INC. 380 BRINKBY AVE, SUITE B RENO, NV 89509-4349	$ 3,167,291.22 (Direct)	9.32%
INTEGRA TELECOM, INC. 1201 NE LLOYD BOULEVARD, SUITE 500 PORTLAND, OR 97232	$ 2,349,066.24 (Direct)	6.91%
THE HALTON COMPANY 15171 SW BANGY RD LAKE OWEGO, OR 97035	$ 1,853,462.04 (Direct)	5.45%
DEFENDER ASSOCIATION OF PHILADELPHIA 1441 SANSOM STREET PHILADELPHIA, PA 19102	$ 1,776,247.27 (Direct)	5.23%

Any shareholder who holds beneficially 25% or more of the Portfolio may be deemed to control the Portfolio until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any shareholder controlling the Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Portfolio without the consent or approval of other shareholders. As of August 30, 2013, the following persons held beneficially 25% or more of the Portfolio.

Name & Address	Portfolio Name	Percentage of Portfolio
SMALL CORE TPVF 570 Carillon Parkway St. Petersburg, FL 33716	$89,661,412 (Direct)	29.55%
DIA SMALL CORE Mutual Fund 440 Mamaroneck Avenue Harrison, NY 10528	$78,887,915 (Direct)	26.00%

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees, Dennis P. Gallagher Vice President, General Counsel and Secretary

September 20, 2013

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

Quantum Capital Management

This Agreement, entered into as of June 28, 2013 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and QCM, LLC (dba Quantum Capital Management), a Delaware limited liability company, (referred to herein as the “Sub-adviser”).

TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.

Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.	Sub-advisory Services. In its capacity as sub-adviser to the Fund, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Sub-adviser. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Sub-adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Sub-adviser from time to time, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Sub-adviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Sub-adviser will monitor the security valuations of the Allocated Assets. If the Sub-adviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.

Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

4.

Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)

The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.	Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Fund’s affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.

Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.

Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-adviser’s or any affiliated company’s staff.

8.

Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.

Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Sub-adviser, without the payment of any penalty. The Sub-adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.

Use of Name. If this Agreement is terminated with respect to the Fund and the Sub-adviser no longer serves as sub-adviser to the Fund, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Sub-adviser or any of its affiliates.

11.

Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

12.

Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

14.

Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15.

Independent Contractor. In the performance of its duties hereunder, the Sub-adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

16.

Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17.	Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

18.

Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Christopher A. Staples
Name: Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer

QUANTUM CAPITAL MANAGEMENT

By: /s/ Stephen A. Bradley, Jr.
Name: Stephen A. Bradley, Jr.
Title:	Chief Operating Officer

Schedule A

Fund	Investment Sub-advisory Fee*
Transamerica Partners Mid Growth Portfolio	0.375% of the first $500 million; 0.35% over $500 million up to $1 billion; 0.335% in excess of $1 billion

*	As a percentage of average daily net assets on an annual basis.

EXHIBIT B

INVESTMENT SUB-ADVISORY AGREEMENT

Systematic Financial Management, LP

This Agreement, entered into as of June 28, 2013 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Systematic Financial Management L.P., a Delaware limited partnership, (referred to herein as the “Sub-adviser”).

TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.

Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.	Sub-advisory Services. In its capacity as sub-adviser to the Fund, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Sub-adviser. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Sub-adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Sub-adviser from time to time, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Sub-adviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Sub-adviser will monitor the security valuations of the Allocated Assets. If the Sub-adviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.

Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

4.

Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)

The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.	Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Fund’s affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.

Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.

Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-adviser’s or any affiliated company’s staff.

8.

Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.

Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Sub-adviser, without the payment of any penalty. The Sub-adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.

Use of Name. If this Agreement is terminated with respect to the Fund and the Sub-adviser no longer serves as sub-adviser to the Fund, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Sub-adviser or any of its affiliates.

11.

Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

12.

Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

14.

Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15.

Independent Contractor. In the performance of its duties hereunder, the Sub-adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

16.

Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17.	Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

18.

Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President and Chief Investment Officer

SYSTEMATIC FINANCIAL MANAGEMENT, LP

By:	/s/ Karen E. Kohler
Name: Karen E. Kohler
Title: Chief Operating Officer/Chief Compliance Officer

Schedule A

Fund	Investment Sub-advisory Fee*
Transamerica Partners Small Core Portfolio	0.425% of the first $50 million; 0.375% over $50 million up to $200 million; 0.35% in excess of $200 million

*	As a percentage of average daily net assets on an annual basis.

TRANSAMERICA PARTNERS MID GROWTH PORTFOLIO

TRANSAMERICA PARTNERS SMALL CORE PORTFOLIO

series of Transamerica Partners Portfolios

TRANSAMERICA PARTNERS MID GROWTH

TRANSAMERICA PARTNERS SMALL CORE

series of Transamerica Partners Funds Group

TRANSAMERICA PARTNERS INSTITUTIONAL MID GROWTH

TRANSAMERICA PARTNERS INSTITUTIONAL SMALL CORE

series of Transamerica Partners Funds Group II

570 Carillon Parkway

St. Petersburg, Florida 33716

Telephone: 1-888-233-4339

NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to Transamerica Partners Small Core Portfolio (the “Small Core Portfolio”) and Transamerica Partners Mid Growth Portfolio (the “Mid Growth Portfolio) (each, a “Portfolio” and together, the “Portfolios”), each Portfolio is a series of Transamerica Partners Portfolio, a registered investment company organized as a New York trust (“TPP” or the “Trust”). The Portfolios are each a master fund in a master/feeder mutual fund structure. A number of feeder funds, including Transamerica Partners Mid Growth, Transamerica Partners Small Core, Transamerica Partners Institutional Mid Growth and Transamerica Partners Institutional Small Core, invest their assets in the similarly named Portfolio. The Portfolios, in turn, invest directly in securities. The Mid Growth Portfolio is the underlying mutual fund in which all of the assets of Transamerica Partners Mid Growth and Transamerica Partners Institutional Mid Growth are invested. The Small Core Portfolio is the underlying mutual fund in which all of the assets of Transamerica Partners Small Core and Transamerica Partners Institutional Small Core are invested. We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The Joint Information Statement details recent sub-adviser changes relating to each Portfolio. Specifically, the Board of Trustees of the Portfolios has approved new sub-advisory agreements on behalf of each Portfolio. The Mid Growth Portfolio is sub-advised by Quantum Capital Management (“Quantum”) pursuant to an agreement between Transamerica Asset Management, Inc. (“TAM” or the “Adviser”) and Quantum. The Small Core Portfolio is sub-advised by Systematic Financial Management, LP (“Systematic”) pursuant to an agreement between TAM and Systematic. Quantum and Systematic took over day-to-day management of the Mid Growth Portfolio and the Small Core Portfolio, respectively, on June 28, 2013.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Joint Information Statement, the Trust will make the Joint Information Statement available to you online.

The full Joint Information Statement will be available to review on the Portfolio’s website at http://www.transamericapartners.com/Pdf/Transamerica-Partners-Combined-Information-Statement-September-2013.pdf until at least December 20, 2013. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting your Portfolio at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.